Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Total Outstanding Debt
Debt. Total outstanding debt of the Company consisted of the following:

	As of December 31,
	2012	2011

	(Dollars in millions)

Short-term debt	$67	$65

Long-term debt:
Senior notes, due 2014	$533	$550
Senior notes, due 2017	667	693
Exchangeable senior notes, due 2015	150	143
Revolving credit facility	-	-
Capitalized leases	13	21
Other borrowings	32	60
Total long-term debt	1,395	1,467
Less current portion	26	39
Long-term debt, net of current portion	$1,369	$1,428

Maturities of Long-Term Debt Outstanding
The weighted average interest rate on the Company's debt as of December 31, 2012 and 2011 was 7.3% and 7.5%, respectively, excluding the effect of interest rate swaps. The maturities of long-term debt outstanding as of December 31, 2012 are:

Years Ended December 31,	(Dollars in millions)

2013	$26
2014	536
2015	152
2016	3
2017	668
Thereafter	10
Total	$1,395